EXHIBIT 10.13
CONFIRMATION

Date:	September 23, 2009

To:	PHH Corporation (“Issuer”)

Facsimile:	(856) 917-4278

Attention:	Treasurer

From:	Citibank, N.A. (“Dealer”)

Facsimile:	(212) 622-8534
Transaction Reference Number:
          The purpose of this communication (this “Confirmation”) is to set forth the terms and conditions of the above-referenced Transaction entered into on the Trade Date specified below between you and us. This Confirmation supplements, forms a part of, and is subject to the Master Terms and Conditions for Warrants Issued by PHH Corporation, between Citibank, N.A. and PHH Corporation, dated as of September 23, 2009 (as amended from time to time, the “Master Confirmation”).
          1. The definitions and provisions contained in the Definitions (as such term is defined in the Master Confirmation) and in the Master Confirmation are incorporated into this Confirmation. In the event of any inconsistency between those definitions and provisions and this Confirmation, this Confirmation will govern.
          2. The particular Transaction to which this Confirmation relates shall have the following terms:

Trade Date:	September 23, 2009

Effective Date:	September 29, 2009

Strike Price:	USD 34.74

Premium:	USD 10,425,624.00

Premium Payment Date:	The Effective Date.

Maximum Delivery Amount:	At any time, a number of Shares equal to the product of the Transaction Multiplier and the Number of Shares at such time.

Transaction Multiplier:	1.35

For each Component of the Transaction, the Number of Warrants and Expiration Date are as set forth below.

Component Number	Number of Warrants	Expiration Date
1.	24,156	December 1, 2014
2.	24,156	December 2, 2014
3.	24,156	December 3, 2014
4.	24,156	December 4, 2014
5.	24,156	December 5, 2014
6.	24,156	December 8, 2014
7.	24,156	December 9, 2014
8.	24,156	December 10, 2014
9.	24,156	December 11, 2014
10.	24,156	December 12, 2014
11.	24,156	December 15, 2014
12.	24,156	December 16, 2014
13.	24,156	December 17, 2014
14.	24,156	December 18, 2014
15.	24,156	December 19, 2014
16.	24,156	December 22, 2014
17.	24,156	December 23, 2014
18.	24,156	December 24, 2014
19.	24,156	December 26, 2014
20.	24,156	December 29, 2014
21.	24,156	December 30, 2014
22.	24,156	December 31, 2014
23.	24,156	January 2, 2015
24.	24,156	January 5, 2015
25.	24,156	January 6, 2015
26.	24,156	January 7, 2015
27.	24,156	January 8, 2015
28.	24,156	January 9, 2015
29.	24,156	January 12, 2015
30.	24,156	January 13, 2015
31.	24,156	January 14, 2015
32.	24,156	January 15, 2015
33.	24,156	January 16, 2015
34.	24,156	January 20, 2015
35.	24,156	January 21, 2015
36.	24,156	January 22, 2015
37.	24,156	January 23, 2015
38.	24,156	January 26, 2015
39.	24,156	January 27, 2015
40.	24,156	January 28, 2015
41.	24,156	January 29, 2015
42.	24,156	January 30, 2015

Component Number	Number of Warrants	Expiration Date
43.	24,156	February 2, 2015
44.	24,156	February 3, 2015
45.	24,156	February 4, 2015
46.	24,156	February 5, 2015
47.	24,156	February 6, 2015
48.	24,156	February 9, 2015
49.	24,156	February 10, 2015
50.	24,156	February 11, 2015
51.	24,156	February 12, 2015
52.	24,156	February 13, 2015
53.	24,156	February 17, 2015
54.	24,156	February 18, 2015
55.	24,156	February 19, 2015
56.	24,156	February 20, 2015
57.	24,156	February 23, 2015
58.	24,156	February 24, 2015
59.	24,156	February 25, 2015
60.	24,156	February 26, 2015
61.	24,156	February 27, 2015
62.	24,156	March 2, 2015
63.	24,156	March 3, 2015
64.	24,156	March 4, 2015
65.	24,156	March 5, 2015
66.	24,156	March 6, 2015
67.	24,156	March 9, 2015
68.	24,156	March 10, 2015
69.	24,156	March 11, 2015
70.	24,156	March 12, 2015
71.	24,156	March 13, 2015
72.	24,156	March 16, 2015
73.	24,156	March 17, 2015
74.	24,156	March 18, 2015
75.	24,156	March 19, 2015
76.	24,156	March 20, 2015
77.	24,156	March 23, 2015
78.	24,156	March 24, 2015
79.	24,156	March 25, 2015
80.	24,156	March 26, 2015
81.	24,156	March 27, 2015
82.	24,156	March 30, 2015
83.	24,156	March 31, 2015
84.	24,156	April 1, 2015
85.	24,156	April 2, 2015
86.	24,156	April 6, 2015

Component Number	Number of Warrants	Expiration Date
87.	24,156	April 7, 2015
88.	24,156	April 8, 2015
89.	24,156	April 9, 2015
90.	24,156	April 10, 2015
91.	24,156	April 13, 2015
92.	24,156	April 14, 2015
93.	24,156	April 15, 2015
94.	24,156	April 16, 2015
95.	24,156	April 17, 2015
96.	24,156	April 20, 2015
97.	24,156	April 21, 2015
98.	24,156	April 22, 2015
99.	24,156	April 23, 2015
100.	24,156	April 24, 2015
101.	24,156	April 27, 2015
102.	24,156	April 28, 2015
103.	24,156	April 29, 2015
104.	24,156	April 30, 2015
105.	24,156	May 1, 2015
106.	24,156	May 4, 2015
107.	24,156	May 5, 2015
108.	24,156	May 6, 2015
109.	24,156	May 7, 2015
110.	24,156	May 8, 2015
111.	24,156	May 11, 2015
112.	24,156	May 12, 2015
113.	24,156	May 13, 2015
114.	24,156	May 14, 2015
115.	24,156	May 15, 2015
116.	24,156	May 18, 2015
117.	24,156	May 19, 2015
118.	24,156	May 20, 2015
119.	24,156	May 21, 2015
120.	24,101	May 22, 2015

          3. Issuer hereby agrees (a) to check this Confirmation promptly upon receipt so that errors or discrepancies can be promptly identified and rectified and (b) to confirm that the foregoing correctly sets forth the terms of the agreement between us with respect to the particular Transaction to which this Confirmation relates, by manually signing this Confirmation and providing any other information requested herein and immediately returning an executed copy to Confirmation Unit via 212-615-8985. Hard copies should be returned to Citibank, N.A., 333 West 34th Street, 2nd Floor, New York, New York 10001, Attention: Confirmation Unit.

Yours sincerely, CITIBANK, N.A.
By:	/s/ Herman Hirsch
Authorized Signatory
Name: Herman Hirsch

Confirmed as of the
date first above written:
PHH CORPORATION

By:	/s/ Mark E. Johnson Name: Mark E. Johnson
Title: SVP & Treasurer